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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 PXRE Group Ltd.
             (Exact name of registrant as specified in its charter)


                                 March 12, 2001
                Date of Report (Date of earliest event reported)

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
           Bermuda                    1-15259                     98-0214717
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)



              12 Church Street, Suite 231, Hamilton HM 11, Bermuda
               (Address of principal executive offices) (Zip Code)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)





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Item 4.  Changes in Registrant's Certifying Accountants.

         On March 12, 2001, PXRE Group Ltd. (the "Company") was notified by
PricewaterhouseCoopers ("PWC") that it would not stand for re-appointment as the Company's auditor for fiscal year 2001. PWC's decision followed the recommendation of the Audit Committee of the Company's Board of Directors, and the Board of Directors' determination on February 13, 2001, to conduct a review of auditing services and to invite PWC and two other "Big Five" firms of independent auditors to make proposals to the Audit Committee for the provision of auditing services at the Audit Committee's upcoming April 2, 2001 meeting.

         The reports of PWC on the Company's financial statements for the fiscal years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and the interim period preceding PWC's election not to stand for re-appointment, the Company has had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and no events of the nature required to be reported under
Item 304(a)(1)(v) of Regulation S-K have occurred.

         In accordance with the requirements of Item 304(a)(3) of Regulation
S-K, PWC has been provided with a copy of the foregoing disclosures and has provided a letter addressed to the Securities and Exchange Commission required by said item and said letter dated March 16, 2001, is attached as Exhibit 16 hereto.

         The Company expects to retain a successor firm to serve as independent auditors for the Company at the upcoming meetings of the Audit Committee and Board of Directors on April 2, 2001 and the appointment of the successor firm will be submitted to the Company's shareholders for their approval at the Company's Annual General Meeting on June 12, 2001.





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits.

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

            Number    Exhibit
            ------    -------
            16        Letter from PricewaterhouseCoopers, dated March 16, 2001.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PXRE GROUP LTD.




Dated: March 16, 2001                               By:  /s/ Gerald L. Radke
                                                         ---------------------
                                                         Gerald L. Radke




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                                  EXHIBIT INDEX

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

Exhibit No.       Exhibit                                             Page
-----------       -------                                             ----
16                Letter from PricewaterhouseCoopers,
                  dated March 16, 2001.




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